SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



                       January 17, 1997
        Date of Report (date of earliest event reported)




                   BUD FINANCIAL GROUP, INC.
     (Exact Name of Registrant as Specified in its Charter)





        Colorado                   33-25779          84-1100609
(State or other jurisdiction    Commission File    I.R.S. Employer
of incorporation or organization)  Number)      Identification No.)




         1036 Oakhills Way, Salt Lake City, Utah 84108
            (Address of principal executive office)


                         (801) 582-1733
                (Registrant's telephone number,
                      including area code)

     33806 North 70th Way, #BH-36 Scottsdale, Arizona 85377
 (Former Name or Former Address, if Changed Since Last Report)

Item 1.   Changes in Control of Registrant


      On June 10, 1996, Larry E. Clark sold 1,415,000 shares of Company common stock to a group of individuals which included Jay
S. Hoffman, T.L. "Thom" Holmes, Steven E. Trabish and Ronald Conquest. The shares sold represented approximately 79% of the total shares of the Company's Common Stock then issued and outstanding. The Company did not issue any new shares as part of the transaction. The transaction resulted in a change in control of The Bud Financial Group, Inc.

      Subsequently, on January 17, 1997, the above listed buyers were unable to perform their payment obligations under the terms of the purchase agreement and the June 10, 1996 sales agreement
was  rescinded  by  mutual  agreement  of  seller  and   buyers.
Thereupon Ronald Conquest, T.L. "Thom" Holmes and John H. Berry resigned as officers and directors and Larry E. Clark, Jacquelyn Clark and Michael Clark were appointed as directors and Larry E.
Clark,  and  Jacquelyn  Clark  were  appointed  President   and
Secretary/Treasurer, respectively.

     The following tabulates holdings of Common Shares of The Bud
Financial  Group,  Inc.  held  by  all  Directors,  Officers  and
Principal Shareholders, individually and as a group.

                               Number of Shares
Names and Addresses of         of Common Stock      Percent of
Officers and Directors             Owned(1)         Common Stock

Thomas L. McCrimmon               150,000                  8%
3816 West Linbaugh, #408
Tampa, Florida 33624

Larry E. Clark                  1,515,000                 85%
1036 Oakhills Way
Salt Lake City, Utah 84108

Item 5.   Other Events

     Change in Management

      Effective January 17, 1997, a new Board of Directors was appointed to serve until the next annual meeting of Shareholders.

The new directors are Larry E. Clark, Jacquelyn Clark and Michael
Clark.

      Effective January 17, 1997, new officers were appointed by the new Board of Directors to serve until the next annual meeting of shareholders. The new officers are:

                    Larry E. Clark, President
                    Jacquelyn Clark, Secretary/Treasurer

     Change in Address and Telephone Number

      Effective January 17, 1997, the Company's new business address is, 1036 Oakhills Way, Salt Lake City, Utah 84108.

      Effective January 17, 1997, the Company's new business telephone and fax number is; (801) 582-1733.

     Change of Counsel

      Effective January 17, 1997, the Company appointed new legal counsel which is the firm of Thomas G. Kimble & Associates, whose business address is 311 South State Street, Suite 440, Salt Lake
City, Utah 84111.

Item 6.   Resignation of Registrant's Directors

      As a result of the change in control set forth herein above the former Directors of the Company; T.L. "Thom" Holmes, John H. Berry and Ronald Conquest resigned as officers and directors of the Company effective January 17, 1997. None of the Directors referenced herein resigned because of a disagreement with the Registrant on any matter.

                           SIGNATURES

      Pursuant to the requirements of the Securities and Exchange
Act  of  1934, the registrant has duly caused this report  to  be
signed   on  its  behalf  by  the  undersigned,  thereunto   duly
authorized:

                                   THE BUD FINANCIAL GROUP, INC.



Date:  May 12, 1997               By:  /s/  Larry  E.  Clark
                                       Larry E. Clark, President